Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Measurements [Abstract]
Fair Value Measurements

(16) Fair Value Measurements

The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2014 and 2013 using the fair value hierarchy prescribed by U.S. GAAP. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value. Level 1 refers to fair values determined based on quoted prices in active markets for identical assets. Level 2 refers to fair values estimated using significant other observable inputs, and Level 3 includes fair values estimated using significant non-observable inputs. An asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

	Fair Value Measurements at December 31, 2014
	Total	Level 1	Level 2	Level 3
	(In thousands)
Liabilities
Liabilities associated with interest rate swaps	$54,994	$—	$54,994	$—
Acquisition-related contingent consideration	—	—	—	—

	Fair Value Measurements at December 31, 2013
	Total	Level 1	Level 2	Level 3
	(In thousands)
Liabilities
Liabilities associated with interest rate swaps	$65,578	$—	$65,578	$—
Acquisition-related contingent consideration	575	—	—	575

Additions to asset retirement obligation liability. The Company estimates the fair value of additions to its asset retirement obligation liability using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. Liabilities added to the Asset retirement obligations line item in the accompanying Consolidated Balance Sheets are measured at fair value at the time of the asset installations using Level 3 inputs, and are only reevaluated periodically based on estimated current fair value.  Amounts added to the asset retirement obligation liability during the years ended 2014, 2013 and 2012 totaled $14.5 million,  $24.9 million, and $10.3 million, respectively. The substantial increase in 2013 relates primarily to estimated liabilities assumed in conjunction with the Company’s acquisition of Cardpoint in August 2013.

Below are descriptions of the Company's valuation methodologies for assets and liabilities measured at fair value. The methods described below may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

Cash and cash equivalents, accounts and notes receivable, net of the allowance for doubtful accounts, other current assets, accounts payable, accrued expenses, and other current liabilities. These financial instruments are not carried at fair value, but are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk.

Acquisition-related intangible assets.   The estimated fair values of acquisition-related intangible assets are valued based on a discounted cash flows analysis using significant non-observable inputs (Level 3 inputs). The Company tests intangible assets for impairment on a quarterly basis by measuring the related carrying amounts against the estimated undiscounted future cash flows associated with the related contract or portfolio of contracts.

Interest rate swaps. The fair value of the Company's interest rate swaps was a liability of $55.0 million as of December 31, 2014. These financial instruments are carried at fair value, calculated as the present value of amounts estimated to be received or paid to a marketplace participant in a selling transaction. These derivatives are valued using pricing models based on significant other observable inputs (Level 2 inputs), while taking into account the creditworthiness of the party that is in the liability position with respect to each trade. See Note 15, Derivative Financial Instruments for additional disclosures on the valuation process of this liability.

Acquisition-related contingent consideration. Liabilities from acquisition-related contingent consideration are estimated by the Company using a discounted cash flow model.  Acquisition-related contingent consideration liabilities are classified as Level 3 liabilities, because the Company uses unobservable inputs to value them, based on its best estimate of operational results upon which the payment of these obligations are contingent. Gains and losses related to the contingent consideration associated with acquisitions are included in other (income) expenses in the Company’s consolidated statements of operations.

Long-term debt. The carrying amount of the long-term debt balance related to borrowings under the Company's revolving credit facility approximates fair value due to the fact that any borrowings are subject to short-term floating interest rates. As of December 31, 2014, the fair value of the Company's 2022 Notes and 2020 Convertible Notes (see Note 10, Long-Term Debt)  totaled $245.0 million and $281.4 million, respectively, based on the quoted market price (Level 1 input) for these notes as of that date.